UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 30, 2014

DSP GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23006 (Commission File Number)	94-2683643 (I.R.S. Employer Identification No.)

2580 North First Street, Suite 460 San Jose, CA (Address of Principal Executive Offices)	95131 (Zip Code)

408/986-4300
(Registrant’s Telephone Number, Including Area Code)

With a copy to:
Bruce Alan Mann, Esq.
Morrison & Foerster llp
425 Market Street
San Francisco, CA 94105

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 30, 2014, DSP Group, Inc. (the “Company”) announced its financial results for the quarter and year ended December 31, 2013. A copy of the press release, dated January 30, 2014, is attached and filed herewith as Exhibit 99.1. This information, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

In addition to the disclosure of financial results for the quarter and year ended December 31, 2013 in accordance with generally accepted accounting principles in the United States (“GAAP”), the press release also included non-GAAP net income and diluted earnings per share for the quarters and years ended December 31, 2013 and 2012 that excluded (a) for the quarter ended December 31, 2013, the impact of amortization of acquired intangible assets of $418,000 associated with the acquisition of the Cordless and VoIP Terminals business of NXP B.V. (the “CIPT Acquisition”) and the acquisition of BoneTone Communications Ltd. (the “BoneTone Acquisition”), equity-based compensation expenses of $1,026,000, and amortization of deferred tax liability related to intangible assets acquired in connection with the BoneTone Acquisition of $96,000; (b) for the quarter ended December 31, 2012, the impact of amortization of acquired intangible assets of $531,000 associated with the CIPT Acquisition and the BoneTone Acquisition, and equity-based compensation expenses of $932,000; (c) for the year ended December 31, 2013, the impact of amortization of acquired intangible assets of $1,672,000 associated with the CIPT Acquisition and the BoneTone Acquisition; equity-based compensation expenses of $4,159,000, amortization of deferred tax liability related to intangible assets acquired in connection with the BoneTone Acquisition of $385,000, and proxy contest-related expenses of $1,403,000; and (d) for the year ended December 31, 2012, the impact of amortization of acquired intangible assets of $2,310,000 associated with the CIPT Acquisition and the BoneTone Acquisition; equity-based compensation expenses of $4,985,000; restructuring expenses of $2,008,000 associated with the reorganization of the Company’s operations, and a tax benefit of $486,000 resulting from the reversal of an income tax contingency reserve that was determined to be no longer needed due to the expiration of applicable statute of limitations.

The Company believes that the non-GAAP presentation in the press release is useful to investors in analyzing the results for the quarter and year ended December 31, 2013 because the exclusion of such expense may provide a more meaningful analysis of the Company’s core operating results. Further, the Company believes it is useful for investors to understand how the expenses associated with the application of FASB ASC No. 718 are reflected on its statements of income. The non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP, and are intended to provide additional insight into the Company’s operations that, when viewed with its GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, offer a more complete understanding of factors and trends affecting the Company’s business. The non-GAAP presentation should not be viewed as a substitute for the Company’s reported GAAP results.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

d.  Exhibits

Exhibit No.	Description

99.1	Press Release of DSP Group, Inc., dated January 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSP GROUP, INC.

Date: January 30, 2014	By:	/s/ Dror Levy
Dror Levy
Chief Financial Officer
and Secretary

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